MERRILL LYNCH
GLOBAL
HOLDINGS, INC.



FUND LOGO



Quarterly Report

August 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.











Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL HOLDINGS, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Lawrence R. Fuller, Senior Vice President and
  Portfolio Manager
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary


Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Holdings, Inc., August 31, 1998


DEAR SHAREHOLDER


For the quarter ended August 31, 1998, total returns for Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares were -13.68%, -13.96%, -13.94% and -13.68%, respectively. The
Fund underperformed the unmanaged Morgan Stanley Capital International World Index, which had a total return of -11.46% for the same period. (Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Throughout the quarter, we continued the process of gradually restructuring the portfolio in order to improve overall investment returns. We anticipated recessionary domestic business conditions in the major economies of Asia. It is our opinion that the slowing of real business activity emanating from declines in consumer spending and business activity in Asian countries will put downward pressure on commodity prices and operating rates. Consequently, numerous investment positions were sold during the August quarter. (For a complete listing of transactions in the Fund during the quarter ended August 31, 1998, see page 10 of this report to shareholders.)

During the quarter ended August 31, 1998, we added 21 companies to the Fund. Various companies were added because we believed they offered attractive valuation. These companies included American International Group, Inc., Applied Materials, Inc., COMPAQ Computer Corporation, GTE Corporation, The Gap, Inc., The Gillette Company, Lloyds TSB PLC, METRO AG, Mannesmann AG, NationsBank Corporation and Staples, Inc.

American International Group, Inc., a leading global commercial insurance underwriter with a growing global presence in life insurance, recently consummated an agreement to acquire SunAmerica Corporation, a leading domestic underwriter of life insurance annuity products. We believe that the profitability of Applied Materials, Inc. could rise substantially during the next upturn in global demand for manufacturing equipment. Also, while current demand for semiconductor manufacturing equipment declines, we anticipate that Applied Materials will gain market share as weaker competitors reduce research and development for new products and/or are acquired by stronger competitors. COMPAQ Computer Corporation was added to the portfolio during the quarter in light of potential benefits from the acquisition of Digital Equipment Corporation. GTE Corporation was added to the portfolio for its broad-based wireline and wireless customer base across a significant geographic expanse in the United States, as well as rapid growth in value-added commercial communication services, including Internet access and communications.

The Gap, Inc., a very successful specialty apparel retailer, was added in view of its above-average growth in same-store sales and earnings. Lloyds TSB PLC, a leading commercial bank in the United Kingdom, and The Gillette Company were both added to the Fund because we believed they offered attractive valuations relative to prospective rates of return and above-average growth rates in earnings. METRO AG, a leading retailer in Germany and Europe, is well-positioned to take advantage of an improving environment in Germany for retail demand over the upcoming year. Mannesmann AG is a leading multi-industry company with a large and rapidly growing telecommunications franchise. We believe NationsBank Corporation will be able to gain market share by taking advantage of its merger with BankAmerica Corporation. Staples, Inc. is the leading office supply superstore chain in the United States.

Several other companies were added to the Fund because they offered the potential for future earnings growth. These companies included Colt Telecom Group PLC, Abercrombie & Fitch Co., Alcatel Alsthom Cie Generale d'Electricite S.A., Alstom, Ascend Communications, Inc., Dell Computer Corporation, Equant N.V., McDonald's Corporation, Merck & Co., Inc. and MetroNet Communications Corp.

Colt Telecom Group PLC is a leading competitive access provider of digital broadband communications services to major corporations in Europe. Abercrombie & Fitch Co., a relatively rapid growth and well-managed specialty retailer, anticipates substan-tial increases in store locations and sales per store over the next five years. We believe Alcatel Alsthom Cie Generale d'Electricite S.A. offers the prospect of a substantial improvement in its rate of return from reorganization and restructuring over the next five years. Alstom was added to the Fund because of the anticipation of rapid growth in revenues and earnings from a growing backlog of orders for power generating and transportation equipment. Ascend Communications, Inc., a leader in network communications equipment, recently gained access to the local public telephone equipment market through its acquisition of Stratus Computer Corporation. As local exchange public telephone companies build Internet access systems, we believe Ascend will be in a strong market position to gain a significant share of this business.

Dell Computer Corporation was added because we saw the potential for a continuation of significant earnings growth over the next five years as corporations continue to build major operational networks of server computers, desktop computers and workstations. Recent government surveys indicate that corporate investment in technology equipment continues to grow at a double-digit rate, as many corporations shift from large traditional data centers to distributed computing where data bases and application programs are shared by employees, customers and suppliers over a global communication infrastructure.

Equant N.V. was added to the Fund because of the potential for a substantial increase in earnings growth and rising rates of return from the contractual sale of its global commercial communications system, which it operates for the global airline industry. We believe McDonald's Corporation's renewed management effort to restructure and downsize could bring about improved earnings. Merck & Co., Inc. is likely to realize growth in revenues and earnings from new pharmaceutical products over the next five years. In our estimation, many investors are too pessimistic about the loss of current revenues and earnings from the expiration of patents on existing products. We added MetroNet Communications Corp., a leading competitive access provider of telecommunication services in Canada, because we believe the company could experience an above-average rate of growth in revenues and market share over the next five years.


In Conclusion
On April 15, 1998, the Fund's Board of Directors approved a plan of reorganization whereby Merrill Lynch Global Growth Fund, Inc. would acquire substantially all of the assets and assume substantially all of the liabilities of the Fund in exchange for newly issued shares of Merrill Lynch Global Growth Fund, Inc. Merrill Lynch Global Growth Fund, Inc. is a registered, diversified, open-end management investment company. Both entities have similar investment objectives and are managed by Merrill Lynch Asset Management, L.P. If all the requisite approvals are obtained, it is anticipated that the reorganization will take place during the first quarter of 1999.

We thank you for your investment in Merrill Lynch Global Holdings, Inc.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager

October 6, 1998




Merrill Lynch Global Holdings, Inc., August 31, 1998


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results
                                                                                          Ten Years/
                                                        12 Month       3 Month         Since Inception
                                                      Total Return   Total Return        Total Return
ML Global Holdings, Inc. Class A Shares*                  -5.41%        -13.68%            +144.17%
ML Global Holdings, Inc. Class B Shares*                  -6.37         -13.96             +107.06
ML Global Holdings, Inc. Class C Shares*                  -6.38         -13.94             + 24.08
ML Global Holdings, Inc. Class D Shares*                  -5.60         -13.68             + 28.01
MSCI World Index**                                        +3.74         -11.46     +159.10/+133.16/+54.48

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Company's ten-year/since inception periods are: Class A Shares, ten years ended 8/31/98; Class B Shares, from 10/21/88 to 8/31/98; and Class C & Class D Shares, from 10/21/94 to 8/31/98.

**The Morgan Stanley Capital International World Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten years/since inception total returns are: for the ten years ended 8/31/98; from 10/31/88 to 8/31/98; and from 10/31/94 to 8/31/98, respectively.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        + 7.43%        + 1.79%
Five Years Ended 6/30/98                  +11.81         +10.61
Ten Years Ended 6/30/98                   +10.49         + 9.90

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        + 6.35%        + 2.52%
Five Years Ended 6/30/98                  +10.66         +10.66
Inception (10/21/88) through 6/30/98      + 9.45         + 9.45

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        + 6.25%        + 5.29%
Inception (10/21/94) through 6/30/98      +10.30         +10.30

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        + 7.14%         +1.51%
Inception (10/21/94) through 6/30/98      +11.19          +9.58

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PORTFOLIO INFORMATION

Worldwide
Investments
As of 8/31/98

                                          Percent of
Ten Largest Industries                    Net Assets

Banking                                      16.5%
Electronics                                   8.0
Telecommunications                            6.6
Software--Computer                            6.1
Pharmaceuticals                               4.9
Communications Equipment                      4.5
Retail Specialty                              4.1
Computer Services                             3.9
Multi-Industry                                3.4
Computers                                     3.4



                                       Country of       Percent of
Ten Largest Equity Holdings              Origin         Net Assets

SAP AG (Preferred)                   Germany                5.1%
Capita Group PLC                     United Kingdom         3.9
Pfizer, Inc.                         United States          3.0
CVS Corporation                      United States          2.9
Cisco Systems, Inc.                  United States          2.9
Cap Gemini S.A.                      France                 2.8
Wachovia Corporation                 United States          2.6
Royal Bank of Scotland Group
   PLC (The)                         United Kingdom         2.6
National Westminster Bank PLC
   (Ordinary)                        United Kingdom         2.4
Federated Department Stores,
   Inc.                              United States          2.3



Merrill Lynch Global Holdings, Inc., August 31, 1998


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
LATIN                                   Shares                                                                    Percent of
AMERICA        Industries                Held              Investments                  Cost            Value     Net Assets
Argentina      Banking                 146,875      Banco de Galicia y Buenos
                                                    Aires S.A. (ADR)*              $  3,084,280      $  1,679,883      0.6%

               Multi-Industry          278,810      Compania Naviera Perez
                                                    Companc S.A.C.F.I.M.F.A.          1,023,485         1,104,331      0.4

                                                    Total Investments in Argentina    4,107,765         2,784,214      1.0

Brazil         Telecommunications   30,000,000      Telecommunicacoes Brasileiras
                                                    S.A.--Telebras PN
                                                    (Preferred)                       1,069,928         2,128,654      0.8

                                                    Total Investments in Brazil       1,069,928         2,128,654      0.8

Mexico         Chemicals               150,000      DESC, Sociedad de Fomento
                                                    Industrial, S.A. de C.V.
                                                    (ADR)*                            4,366,491         2,325,000      0.8

               Financial Services    2,000,000      Grupo Financiero Banorte,
                                                    S.A. de C.V. (Class B)            2,113,918         1,023,583      0.4

                                                    Total Investments in Mexico       6,480,409         3,348,583      1.2

Panama         Banking                  75,000      Banco Latinoamericano de
                                                    Exportaciones, S.A. (E Shares)    3,704,425         1,340,625      0.5

                                                    Total Investments in Panama       3,704,425         1,340,625      0.5

                                                    Total Investments in
                                                    Latin America                    15,362,527         9,602,076      3.5

NORTH
AMERICA

Canada         Communications           20,000      Northern Telecom Ltd.               294,975           955,000      0.4
               Equipment

               Telecommunications       50,000      MetroNet Communications Corp.
                                                    (Class B Non-Voting Shares)       1,450,921           881,250      0.3

                                                    Total Investments in Canada       1,745,896         1,836,250      0.7

United States  Banking                 240,000      Bank of New York Company,
                                                    Inc. (The)                        3,130,284         5,805,000      2.1
                                        30,000      NationsBank Corporation           1,974,675         1,710,000      0.6
                                        95,000      Northern Trust Corporation        3,777,776         5,296,250      1.9
                                       100,000      Wachovia Corporation              7,170,595         7,331,250      2.6
                                                                                   ------------      ------------    ------
                                                                                     16,053,330        20,142,500      7.2

               Communications           20,000      Ascend Communications, Inc.         946,479           702,500      0.3
               Equipment                97,500      Cisco Systems, Inc.               3,206,875         7,982,813      2.9
                                                                                   ------------      ------------    ------
                                                                                      4,153,354         8,685,313      3.2

               Computers               100,000      COMPAQ Computer Corporation       3,515,380         2,793,750      1.0
                                        30,000      Dell Computer Corporation         2,466,042         2,998,125      1.1
                                                                                   ------------      ------------    ------
                                                                                      5,981,422         5,791,875      2.1

               Cosmetics                35,000      Gillette Company (The)            1,526,872         1,439,375      0.5

               Electronics              85,000      Intel Corp.                       1,087,344         6,050,938      2.2
                                        90,000      Texas Instruments Inc.            2,012,563         4,291,875      1.5
                                                                                   ------------      ------------    ------
                                                                                      3,099,907        10,342,813      3.7

               Environmental Control   200,000      US Filter Corp.                   6,297,223         3,600,000      1.3

               Insurance                35,000      American International
                                                    Group, Inc.                       3,121,356         2,705,938      1.0

               Medical Technology       50,000      Boston Scientific Corp.           2,291,520         3,462,500      1.2
                                        50,000      Johnson & Johnson                 2,709,250         3,450,000      1.2
                                                                                   ------------      ------------    ------
                                                                                      5,000,770         6,912,500      2.4

               Pharmaceuticals          25,000      Bristol-Myers Squibb Co.          2,432,138         2,446,875      0.9
                                        25,000      Merck & Co., Inc.                 3,201,345         2,898,438      1.0
                                        90,000      Pfizer, Inc.                      2,529,031         8,370,000      3.0
                                                                                   ------------      ------------    ------
                                                                                      8,162,514        13,715,313      4.9

               Restaurants              20,000      McDonald's Corporation            1,351,190         1,121,250      0.4

               Retail                  150,000      Federated Department
                                                    Stores, Inc.                      4,921,701         6,534,375      2.3

               Retail Specialty         12,500      Abercrombie & Fitch Co.             603,875           537,500      0.2
                                       220,000      CVS Corporation                   5,633,409         8,002,500      2.9
                                        25,000      Gap, Inc. (The)                   1,573,700         1,276,563      0.5
                                        50,000      Staples, Inc.                     1,585,415         1,356,250      0.5
                                                                                   ------------      ------------    ------
                                                                                      9,396,399        11,172,813      4.1

               Semiconductors           35,000      Applied Materials, Inc.           1,062,033           859,687      0.3

               Software--Computer       25,000      Microsoft Corporation             2,272,500         2,398,437      0.9

               Telecommunications       30,000      GTE Corporation                   1,504,497         1,500,000      0.5
                                        60,000      Sprint Corporation                4,260,474         4,023,750      1.4
                                                                                   ------------      ------------    ------
                                                                                      5,764,971         5,523,750      1.9

                                                    Total Investments in the
                                                    United States                    78,165,542       100,945,939     36.2

                                                    Total Investments in
                                                    North America                    79,911,438       102,782,189     36.9

PACIFIC BASIN/
ASIA

Australia      Broadcasting &          351,883      News Corp., Ltd. (Ordinary)       1,873,092         2,151,652      0.8
               Publishing

                                                    Total Investments in Australia    1,873,092         2,151,652      0.8

Hong Kong      Multi-Industry          400,000      Hutchison Whampoa Ltd.            1,949,838         1,734,484      0.6

                                                    Total Investments in Hong Kong    1,949,838         1,734,484      0.6

Japan          Broadcasting &          300,000      Tokyo Broadcasting System, Inc.   3,736,661         2,847,429      1.0
               Publishing

               Computers               300,000      NEC Corporation                   3,767,865         2,212,070      0.8
                                        60,000      Tokyo Electron Ltd.               1,883,701         1,381,215      0.5
                                                                                   ------------      ------------    ------
                                                                                      5,651,566         3,593,285      1.3

               Electrical Equipment    200,000      Matsushita Electric
                                                    Industrial Co.                    2,837,637         2,875,761      1.0
                                       250,000      Sumitomo Electric
                                                    Industry, Ltd.                    2,791,441         2,098,385      0.8
                                                                                   ------------      ------------    ------
                                                                                      5,629,078         4,974,146      1.8

               Electronics              30,000      Keyence Corp.                     2,162,440         3,025,924      1.1
                                        90,000      Murata Manufacturing Co., Ltd.    2,616,519         2,970,676      1.0
                                                                                   ------------      ------------    ------
                                                                                      4,778,959         5,996,600      2.1

               Insurance               200,000      Tokio Marine & Fire Insurance
                                                    Co., Ltd.                         2,445,116         1,646,126      0.6

               Leisure                  30,000      Sony Corporation                  2,723,742         2,190,820      0.8




Merrill Lynch Global Holdings, Inc., August 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
PACIFIC BASIN/
ASIA                                     Shares                                                                   Percent of
(concluded)    Industries                 Held             Investments                  Cost            Value     Net Assets
Japan          Machinery &             500,000      Mitsubishi Heavy
(concluded)    Equipment                            Industries Ltd.                $  3,654,177      $  1,820,371      0.7%

               Machinery &             350,000      Minebea Co., Ltd.                 2,942,184         3,550,078      1.3
               Machine Tools

               Merchandising            40,000      Ito-Yokado Co., Ltd.              1,760,352         1,861,453      0.7
                                       150,000      Marui Co., Ltd.                   2,736,736         2,114,322      0.7
                                                                                   ------------      ------------    ------
                                                                                      4,497,088         3,975,775      1.4

               Photography             100,000      Canon Inc.                        1,758,792         2,029,324      0.7

               Telecommunications          400      Nippon Telegraph & Telephone
                                                    Corporation (NTT) (Ordinary)      3,217,188         3,031,590      1.1

                                                    Total Investments in Japan       41,034,551        35,655,544     12.8

Singapore      Banking                 380,000      Overseas Chinese Banking Corp.    3,284,321           980,507      0.4

               Construction &          330,000      City Development Ltd.             2,201,466           580,056      0.2
               Housing

               Newspaper/Publishing    242,440      Singapore Press Holdings
                                                    Limited                           2,976,641         1,707,324      0.6

                                                    Total Investments in Singapore    8,462,428         3,267,887      1.2

                                                    Total Investments in the
                                                    Pacific Basin/Asia               53,319,909        42,809,567     15.4

WESTERN
EUROPE

Finland        Communications           10,000      Nokia OYAS 'A'                      281,408           719,787      0.3
               Equipment

                                                    Total Investments in Finland        281,408           719,787      0.3

France         Communications           10,000      Alcatel Alsthom Cie Generale
               Equipment                            d'Electricite S.A.                2,030,680         1,615,769      0.6

               Electronics              70,000      STMicroelectronics N.V.
                                                    (NY Registered Shares)            4,033,757         3,653,125      1.3

               Food                     15,000      Groupe Danone S.A.                3,569,363         3,969,207      1.4

               Information              50,000      Cap Gemini S.A.                   5,924,235         7,867,355      2.8
               Processing

               Machinery & Equipment    40,000      Alstom                            1,363,259           933,931      0.4

                                                    Total Investments in France      16,921,294        18,039,387      6.5

Germany        Banking                  70,000      Deutsche Bank AG                  4,697,032         4,356,879      1.6

               Multi-Industry           10,000      Mannesmann AG                       894,924           902,128      0.3
                                       110,000      VEBA AG                           5,056,239         5,547,121      2.0
                                                                                   ------------      ------------    ------
                                                                                      5,951,163         6,449,249      2.3

               Retail Stores            40,000      METRO AG                          2,276,637         2,258,156      0.8

               Software--Computer       25,000      SAP AG (Preferred)               10,863,036        14,184,397      5.1

                                                    Total Investments in Germany     23,787,868        27,248,681      9.8

Netherlands    Leisure                  10,000      Philips Electronics N.V.            295,301           652,622      0.2

               Software--Computer       10,000      Baan Company N.V. (NY
                                                    Registered Shares)                  116,946           292,624      0.1

               Telecommunications       52,200      Equant N.V.                       1,950,528         2,199,103      0.8

                                                    Total Investments in the
                                                    Netherlands                       2,362,775         3,144,349      1.1

Portugal       Building Products       200,000      Cimpor--Cimentos de Portugal,
                                                    SGPS S.A.                         4,062,517         6,036,106      2.1

               Finance                 170,000      BPI--SGPS S.A. (Registered
                                                    Shares)                           3,235,660         5,510,079      2.0

                                                    Total Investments in Portugal     7,298,177        11,546,185      4.1

Spain          Services                400,000      Prosegur Compania de
                                                    Seguridad S.A.                    4,176,481         5,075,464      1.8

                                                    Total Investments in Spain        4,176,481         5,075,464      1.8

Sweden         Environmental           325,000      Munters AB                        3,401,427         2,553,040      0.9
               Control
                                                    Total Investments in Sweden       3,401,427         2,553,040      0.9

United         Banking                 285,000      Lloyds TSB PLC                    3,984,525         3,403,074      1.2
Kingdom                                385,000      National Westminster
                                                    Bank PLC (Ordinary)               7,320,642         6,789,318      2.4
                                       500,000      Royal Bank of Scotland
                                                    Group PLC (The)                   5,132,385         7,100,728      2.6
                                                                                   ------------      ------------    ------
                                                                                     16,437,552        17,293,120      6.2

               Building                300,000      Berkeley Group PLC (The)          2,993,449         2,587,411      0.9

               Computer Services     1,100,000      Capita Group PLC                  5,091,189        10,868,803      3.9

               Electronics           2,100,000      Astec (BSR) PLC                   3,743,542         2,426,640      0.9

               Insurance               500,000      Royal & Sun Alliance
                                                    Insurance Group PLC               6,672,402         4,203,497      1.5

               Multi-Industry          100,000      Siebe PLC                           372,866           351,687      0.1

               Telecommunications      106,000      Colt Telecom Group PLC            5,096,200         4,557,780      1.7

                                                    Total Investments in the
                                                    United Kingdom                   40,407,200        42,288,938     15.2

                                                    Total Investments in
                                                    Western Europe                   98,636,630       110,615,831     39.7

SHORT-TERM                             Face
SECURITIES                            Amount                 Issue

United         Commercial        US$ 8,000,000      Concord Minutemen Capital Co.
States         Paper**                              LLC, 5.54% due 9/09/1998          7,990,151         7,990,151      2.9
                                     9,090,000      General Motors Acceptance
                                                    Corp., 5.81% due 9/01/1998        9,090,000         9,090,000      3.2

                                                    Total Investments in
                                                    Short-Term Securities            17,080,151        17,080,151      6.1

               Total Investments                                                   $264,310,655       282,889,814    101.6
                                                                                   ============
               Liabilities in Excess of Other Assets                                                   (4,320,492)    (1.6)
                                                                                                     ------------    ------
               Net Assets                                                                            $278,569,322    100.0%
                                                                                                     ============    ======


               Net Asset Value:     Class A--Based on net assets of $246,498,864 and
                                             19,061,048 shares outstanding                           $      12.93
                                                                                                     ============
                                    Class B--Based on net assets of $23,673,465 and
                                             1,928,605 shares outstanding                            $      12.27
                                                                                                     ============
                                    Class C--Based on net assets of $1,012,243 and
                                             82,852 shares outstanding                               $      12.22
                                                                                                     ============
                                    Class D--Based on net assets of $7,384,750 and
                                             573,997 shares outstanding                              $      12.87
                                                                                                     ============


              *American Depositary Receipts (ADR).
             **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the
               Company.


Merrill Lynch Global Holdings, Inc., August 31, 1998


PORTFOLIO CHANGES


For the Quarter Ended August 31, 1998

Additions

Abercrombie & Fitch Co.
Alcatel Alsthom Cie Generale d'Electricite S.A.
Alstom
American International Group, Inc.
Applied Materials, Inc.
Ascend Communications, Inc.
COMPAQ Computer Corporation
Colt Telecom Group PLC
Dell Computer Corporation
Equant N.V.
GTE Corporation
Gap, Inc. (The)
Gillette Company (The)
Lloyds TSB PLC
METRO AG
Mannesmann AG
McDonald's Corporation
Merck & Co., Inc.
MetroNet Communications Corp. (Class B Non-Voting
  Shares)
NationsBank Corporation
Staples, Inc.


Deletions


Agrium, Inc.
Akzo Nobel N.V.
Aracruz Celulose S.A. (ADR)
BBA Group PLC
Dassault Systemes S.A.
Gucci Group N.V.
Heidelberger Druckmaschinen AG
Home Depot, Inc.
Mercury General Corp.
Mitsui Fudosan Co., Ltd.
NICE--Systems Ltd. (ADR)
OfficeMax, Inc.
Olicom A/S
PETsMART Inc.
PMI Group, Inc. (The)
Roche Holdings Ltd.
SKW Trostberg AG
Societe Nationale Elf Aquitane S.A.
Stone Container Corporation